UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2009

Date of Report (Date of earliest event reported)

MIDWAY GOLD CORP.

(Exact name of registrant as specified in its charter)

British Columbia	001-33894	98-0459178
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Unit 1 – 15782 Marine Drive
White Rock, British Columbia, Canada	V4B 1E6
(Address of principal executive offices)	(Zip Code)

(604) 536-2711

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective January 8, 2009, the Board of Directors of the Registrant approved the grant of stock options to purchase an aggregate of 1,415,000 shares of the Registrant’s common stock to various directors, officers and employees within the Registrant. Each option is exercisable to acquire a common shares of the Registrant at an exercise price of Cdn$0.56 (US$0.47) for a period of five years from the date of grant. Included in this approval were grants to the following directors and executive officers:

•	George Hawes, Director – 200,000 options, vesting immediately
•	Daniel Wolfus, Director – 200,000 options, vesting immediately
•	Frank Yu, Director – 200,000 options, vesting immediately
•

Alan Branham, Chief Executive Officer and Director- 200,000 options, 1/3 of the options vesting immediately, 1/3 of the options vesting one year from the date of grant, and the remaining 1/3 of the options vesting two years from the date of grant

•	Doris Meyer, Chief Financial Officer – 100,000 options, vesting immediately

Each option grant is being made pursuant to the Registrant’s 2008 Stock Option Plan adopted by the Board of Directors on May 12, 2008, which is filed at Exhibit 10.1 hereto and is incorporated herein by this reference, and each recipient is entering into the Company’s standard form of incentive stock option agreements, a copy of which is filed as Appendix A to Exhibit 10.1 hereto and is incorporated herein by this reference.

The grants to some directors and one officer vested immediately. The stock option grants to some directors, officers and employees vest over a two-year period, with 1/3 of the options vesting immediately, 1/3 of the options vesting one year from the date of grant, and the remaining 1/3 of the options vesting two years from the date of grant.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Brian McAlister as Director

Effective January 8, 2009, Mr. Brian McAlister resigned as a Director of the Registrant. Mr. McAlister resigned due to personal reasons and he had no disputes, claims, or issues with the Registrant.

On January 8, 2009, the Registrant granted options under the Registrant’s Stock Option Plan to its directors and officers. See the disclosure under Item 1.01, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 8, 2009, Midway Gold Corp. issued a press release announcing the granting of certain stock options and the resignation of Mr. McAlister.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

10.1	2008 Stock Option Plan of Midway Gold Corp.

99.1	Press Release dated January 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: January 14, 2009	By:	/s/ “Doris Meyer”
Doris Meyer
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit

No.              Description

10.1	2008 Stock Option Plan of Midway Gold Corp.

99.1	Press Release dated January 8, 2009.